                              ------------------

                                  Hansberger
                              ------------------
                                 Institutional
                                    Series
                              ------------------

                                 ANNUAL REPORT
                               December 31, 1998
                              International Fund
                             Emerging Markets Fund

Hansberger Institutional Series
International Fund
Emerging Markets Fund

February 5, 1999

Dear Fellow Shareholder:

  Overall the past year has been difficult for global value investors and favorable for growth and momentum investors. As you know, we are of the deep "value" camp and as a result our performance last year was disappointing. 1998 was a year of extremes as strong liquidity overshadowed underlying fundamental stock valuations resulting in large-cap growth stocks in the U.S. and Europe continuing their strong relative outperformance. We did not participate in this late stage rally in growth stocks as our value discipline steered us toward more attractively valued mid-cap stocks, commodity sensitive securities, stocks of companies in emerging markets, and other out of favor stocks which dramatically underperformed the popular indices.

  To illustrate this performance and valuation dichotomy, a recent Goldman, Sachs & Co. study of global equity performance for 1998 found that based upon valuation (P/E ratios), the first quintile (or highest P/E) stocks gained 36.6% while the fifth quintile (or lowest P/E) stocks gained only 4.7%. Likewise, the top quintile stocks in terms of market capitalization gained 32% while the smallest (fifth quintile) stocks gained only 7.7%. Meanwhile, stocks in commodity sensitive industries were down between 8% and 18% with energy service stocks falling 47% on average during the year and stocks in emerging markets were down over 25% on average. Additionally, the returns achieved in many individual markets were based on a narrow subset of stocks. For example, according to a recent Morgan Stanley study, half of the return of the S&P 500 last year came from 15 stocks led by Microsoft. And in Finland without the 224% rise in Nokia, which accounts for 60% of the local index, the market's 1998 return would have been 0%, rather than 72%. The small cap Russell 2000 benchmark was down 2.5% for the year and international small cap returns were not much better.

  We have been, and continue to be, surprised by the continued strength of large-cap growth stocks, particularly in light of mounting global deflationary trends that are leading to volume and margin pressure in many industries. Highlighting this action has been the performance of many technology and internet stocks that have climbed to become among the largest market capitalization stocks in the United States, despite the lack of proven operating histories and an absence of profits in many cases. While this trend has persisted during recent years, we believe that it is unsustainable looking forward.

  Many of the professionals in our organization have experienced difficult periods like 1998 in the past and these periods have usually been followed by periods of substantial outperformance. For example, the value style resulted in an extreme overweight position in Japan in the 1970's and early 1980's to an extreme underweight position in the late 1980's. As investors continued to flood into Japan, we had exited, resulting in relative underperformance as the Nikkei approached 40,000. With the ensuing crash in Japan, this strategy proved correct, albeit early. During 1991-1992, this same value discipline led us to invest in Anglo Saxon (U.S., U.K., and Australian) banking stocks as the savings and loan crisis in the U.S. and real estate lending in other markets caused a severe correction in this sector. After purchase, many of these stock prices continued to move downward as picking the bottom is often difficult to do as a value investor. As conditions improved however, many of these stocks saw price increases of between ten and twenty times our original purchase price over the next five years.

  Based on current global valuation differentials, we believe many stocks in the portfolio are positioned for a rebound similar to what we have experienced in the past. It is difficult to pinpoint the timing of when valuations will re-emerge as determinants of stock price performance, but we believe that the disparity in valuations and investment opportunities that exists in the market place today are possibly the greatest that we have seen in 35 years. There have been several occasions throughout history when conventional wisdom has led to pricing anomalies and asset bubbles (from Dutch tulips in the seventeenth century to Japanese real estate in the 1980s to many internet stocks today), but fundamentals have eventually returned as the long-term determinant of stock prices and performance.

  During 1998, we have continued to manage your portfolio under our strict value discipline, which based upon our experience has proven successful over the past four decades. We will not deviate from our process of investing in what we see as the most undervalued companies throughout the world. Geographic and industry weightings continue to be a residual of our fundamental investment process and we remain fully invested in our portfolios.

  Despite the preponderance of high valuations in many stocks, our long-term bottom-up investment process has uncovered many opportunities that we feel offer considerable appreciation potential. As mentioned earlier, our exposure to many of these stocks has temporarily hindered our performance during the "extreme" conditions of 1998, but we believe these stocks with overly depressed valuations are well positioned for a period of outperformance. Many opportunities have emerged among commodity-sensitive stocks as the Commodity Research Bureau's (CRB) index recently fell to its lowest level in 21 years. This weakness has contributed to the difficult economic conditions that exist in many commodity export-dependent markets, such as Latin America, Canada, Australia, New Zealand, and Russia. We view the current levels of many commodity prices as being significantly below fair value, and we have been building meaningful positions in undervalued and/or low cost producers in oil, steel, paper, forest products, agriculture, and other non-ferrous metals stocks. Although a significant rebound in demand for many commodities might not re-emerge in the near-term, overly depressed price levels are leading to the reduction in capacity in many areas while the pace of industry consolidation is accelerating. For example, planned capital expenditures in the forest products sector are at a 40-year low and capacity is being permanently shuttered. Other industries with strong portfolio representation include telecommunication stocks, utilities, banks outside of the U.S. and Southern Europe, and building materials companies. We view these stocks as having potential for positive earnings revisions as well as favorable absolute and relative performance potential.

  Compared with our peer group, the significant differences in geographic allocation involves our relative underweight exposure to the U.S. (in our global portfolios), our modest exposure in Japan, and our higher relative exposure in emerging markets, especially Asian emerging markets, which are not even represented in the World or EAFE indices. While our exposure to Europe is near the benchmark's average level, our focus has gradually shifted in favor of more attractively valued stocks in Northern Europe whereas momentum investors have continued to fuel Southern European stock markets. In short, we believe that decelerating earnings prospects among many large-cap U.S. and continental European companies do not justify the near all-time high valuations. We are skeptical of "europhoria" and await the first divergences between national fiscal policies and "euroland" central bank monetary policies given the recent political moves to the left of several member countries.

  Opportunities in Japan are becoming increasingly abundant following several years of depressed economic conditions and lagging stock prices. We are focusing on domestically oriented Japanese companies with inefficient balance sheets and with a management attitude toward increasing shareholder value. Exposure to stocks in Australia and New Zealand has increased as depressed commodity prices and weaker Asian demand has weighed heavily against both stocks and currencies in these countries. The Fund's significant exposure to developing markets is a function of the extremely depressed valuations that have emerged and the potential for more meaningful strength in corporate earnings. Although full-fledged economic recoveries are still several months away in many of these countries, stock market performance typically leads the recovery of real economies by 12-18 months as we are currently witnessing in several Pacific Rim countries. Despite making strong gains in recent months, the MSCI Emerging market index was down 25% on the year and valuations remain deeply depressed relative to long-term earnings growth prospects.

  We have remained relatively underweight in Latin American markets given our concern about Brazil and the possible effects of a devaluation of the Real. Our investments have primarily been focused on telecommunication companies and resource based companies with U.S. dollar revenues. As we write this letter, Brazil has effectively devalued and global markets are feeling the effects. With economic growth stymied by higher interest rates, the devaluation was necessary to stimulate the economy. Adjustments to fiscal policy also need to be implemented to build a more stable base for future growth.

  Lastly, we remain skeptical of the continued upward march of U.S. stock markets, especially by the largest and most popular stocks. The U.S. consumer, who accounts for two-thirds of U.S. GDP, is driving the economy by spending in excess of their income, thus dipping into savings. This situation which we believe is being fueled by wealth effects from stock market gains can not continue forever. Our hope is that the process adjusts itself gradually and does not unravel with a falling stock market lowering consumer confidence and then halting consumer spending. This process could have serious global ramifications given that much of the rest of the World is feeding off U.S. economic strength until they get their own countries back on track. We are already seeing the effects of cheaper foreign imports on U.S. based companies; capacity utilization is falling, investment spending is falling and profit margins are falling. We do not believe protectionism and Smoot Hawley rhetoric are the answers if the global economy, two-thirds of which is in recession, is to get back on its feet.

  It is our experience that extreme conditions lead to opportunities for the patient and disciplined investor. Although the opportunities that have arisen during the extreme environment of 1998 have not been rewarding to our clients during this last year, our investments on your behalf were made with a multi-year investment horizon and we are steadfastly confident that your portfolio will reap the rewards of these investments during the coming years. We appreciate the confidence you have placed in our firm. Please call us should you have any questions or comments.

                                      For Hansberger Institutional Series
                                      James E. Chaney
                                      Chief Investment Officer
                                      Hansberger Global Investors, Inc.

                          PORTFOLIO MANAGEMENT REVIEW

                              INTERNATIONAL FUND

Markets

  During 1998, the performance disparity between developed markets and developing markets widened. Most developed European markets posted double-digit gains for the year. In local terms, the Finland Index led the charge with a 119.1% gain followed by Belgium (64.8%), Spain (47.9%) and France (40.0%). The monetary unification of Europe and strong earnings growth over the past several years continued to drive stock prices higher in the region.

  Performance of international markets outside of developed Europe remained lackluster. The on-going currency and trade crisis in Russia adversely affected that country's market as well as the markets of its Eastern European neighbors. Stock performance in Latin America reflected the sluggishness brought about by the Asian crisis and the weakness in commodity prices. Asia also continued to suffer until the fourth quarter, as investors' forecasts for the timing of a regional economic turnaround remained uncertain and relied greatly on the prospects for economic reform in Japan. Local index returns for markets in the Far East were negative for 1998, with the exception of Korea (137.5%), the Philippines (14.9%) and Thailand (18.7%).

Fund Performance

  The Fund's total return for the 1998, was -7.0% versus the MSCI EAFE Index return of 20.3% for the same period. The primary factor affecting performance was the Fund's relative exposure to developing markets, Asia, medium and small capitalization issues and commodity stocks. Although the Fund's emerging market exposure typically remains under 25%, this segment of your Fund offset the gains that the developed markets generated.

  The double-digit performance in both the first and fourth quarters was overshadowed by the factors mentioned above. During the fourth quarter alone the Fund returned 14.6% (versus the MSCI EAFE Index return of 20.8% for the quarter). This positive move during the fourth quarter reaffirmed our confidence in the markets where we remained invested. In particular, the liquidity that pushed most Asian markets forward in the fourth quarter is a sign that overall investor confidence in the region is building.

Investment Outlook

  Although the Fund's relative performance for the year remained under pressure, we continue to believe that the factors adversely affecting its results over the short-term, are the same factors that will add value over time. We remain, for example, committed to the developing regions that offer the greatest long-term prospects. Our analysis shows that several emerging markets appear undervalued on a risk-adjusted basis. Opportunities should continue to emerge in Asia as we begin to see signs that a recovery is underway. The progress that we have witnessed in South Korea is evidence of life in these markets. Another area of investment interest is in commodity oriented stocks where valuations are at a historical low. We will also continue to take advantage of the attractive valuation disparity between small and medium capitalization companies versus their larger cap counterparts.

                                      For the International Fund Team
                                      James E. Chaney
                                      Chief Investment Officer
                                      Hansberger Global Investors, Inc.

This graph compares the Fund's performance with the MSCI Europe Australia Far East ("EAFE") Index, a broad-based unmanaged index that represents the general performance of international equity markets. Total returns for the Fund and the index include reinvestment of all dividends and capital gains. The index does not include commissions or fees that an investor purchasing the securities in the index would pay. Past performance is no guarantee of future results, and the investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Although the investment characteristics of the index are similar to those of the Fund, the securities owned by the Fund and those composing the index are likely to be different, and any securities that the Fund and the index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the index.

                          PORTFOLIO MANAGEMENT REVIEW

                             EMERGING MARKETS FUND

Markets

  The year began with optimism as Asian currencies, battered at the end of 1997, began to recover. Talks of an early recovery in most Asian economies resulted in the MSCI Emerging Markets Free Index matching the performance of the MSCI All Country World Index right through April 1998. But things began to turn for the worse as it became apparent that most of the Asian economies were still showing declining or negative growth rates for GDP. The Asian currencies came under a cloud again and prices of many global commodities hit 10-year lows.

  The effective devaluation of the Russian Ruble in July did not help matters and, in fact, the focus of investors turned to Latin America in anticipation of the next shock. Investors, demanding more compensation for their risk, withheld capital to emerging markets and sent interest rates on sovereign bonds on divergent trends. Interest rates in the developed markets declined, while those in the emerging markets spiked upwards as investors fled for safety. This divergence threatened the solvency of many financial institutions in the developed world encouraging the Federal Reserve of the United States to cut interest rates and pump liquidity back into the global financial system.

  This helped money flow back into some Asian economies, namely South Korea and Thailand, and eased the pressure on the financial systems in Hong Kong and Singapore. The benefits of lower interest rates and stable currencies saw a dramatic turnaround in most of the Asian stock markets towards the end of 1998.

  As in 1997, we visited many of our companies and re-evaluated their strengths and weaknesses in the new business environment. The sharp fall in stock prices of the larger companies allowed us to acquire these names at what we believe to be good value. The ability to buy these big names which do not suffer from liquidity even in abnormal times, saw a reduction of companies in our portfolio from 160 names to 100 names. As such, the increase in concentration in our portfolio saw the average exposure to any one company increase from 0.6% to 1.0%.

Fund Performance

  The Fund's total return was -30.2% for the 12-months ended December 31, 1998 versus a decline of -25.3% for the MSCI Emerging Markets Free ("MSCI EMF") Index. Within the emerging market asset class, Russia/Eastern Europe (-57.1%) and Latin America (-35.1%) lagged the performance of Asia (-11.0%). The Fund's overweight position in Asia, relative to the Indices, helped relative performance, as did the Fund's underweight stance in Latin America. An overweight position in Russia/Eastern Europe hurt the relative performance of the Fund.

  While the performance of the Latin American and Eastern European markets was consistently poor throughout the year, the performance of the Asian markets was clearly superior in the second half when it posted positive numbers. This strong regional performance helped the fund recover 20.1% of its value in the last quarter alone, outpacing the MSCI EMF Index's 18.0% gain. This positive move reaffirmed our confidence in the markets where we remain invested and we see the increasing liquidity that is moving into this region as a positive sign that investors are more aware of its relative value and that overall confidence could be coming back.

Investment Outlook

  The recent devaluation by Brazil certainly flattened the growing confidence in this asset class, but it vindicated our stand of being underweight in Latin America. Fears of China following suit with their own devaluation have arisen again, and we believe such an event may occur if the Japanese Yen and Korean Won begin to weaken again. Eastern Europe, guilty by association with Russia, may see itself emerge from that negative fallout. Greece, soon to join the Euro-zone economies, will act as an example to other Eastern European nations willing to administer fiscal and monetary discipline to get their economies in order. By the end of 1999, we expect much of the emerging market asset class to show signs of economic revival while slower growth envelopes North America and Europe.

                                      For the Emerging Markets Fund Team
                                      Thomas L. Hansberger, CFA
                                      Chairman
                                      Hansberger Global Investors, Inc.

This graph compares the Fund's performance with the MSCI Emerging Markets Free Index, a broad-based unmanaged index that represents the general performance of equity markets in developing markets. Total returns for the Fund and the index include reinvestment of all dividends and capitalizations. The index does not include commissions or fees that an investor purchasing the securities in the index would pay. Past performance is no guarantee of future results, and the investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Although the investment characteristics of the index are similar to those of the Fund, the securities owned by the Fund and those composing the index are likely to be different, and any securities that the Fund and the index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the index.

 International Fund

 Portfolio of Investments
 December 31, 1998

The accompanying notes are an integral part of the financial statements.

                                                                      Value
   Shares                                                           (Note A1)
-------------------------------------------------------------------------------
            Common and
            Preferred Stocks - 98.4%
            Argentina - 0.9%
     88,500 Telefonica de Argentina S.A. ADR.....................  $  2,472,469
                                                                   ------------
            Australia - 2.6%
    411,491 Broken Hill Proprietary Co. .........................     3,030,478
    283,090 National Australia Bank Ltd. ........................     4,267,192
                                                                   ------------
                                                                      7,297,670
                                                                   ------------
            Austria - 2.6%
     43,816 Bank Austria AG......................................     2,001,203
     43,000 Boehler-Uddeholm AG..................................     2,924,396
     33,750 VA Technologie AG....................................     2,227,888
                                                                   ------------
                                                                      7,153,487
                                                                   ------------
            Brazil - 1.6%
    215,000 Aracruz Celulose S.A. ADR............................     1,720,000
     17,000 Telecomunicacoes Brasileiras S.A. - Telebras ADR.....     1,263,313
     95,000 Unibanco - Uniao de Bancos Brasileiras S.A. GDR......     1,371,563
                                                                   ------------
                                                                      4,354,876
                                                                   ------------
            Canada - 3.2%
    437,000 Methanex Corp.(a)....................................     2,274,561
    269,300 Moore Corp. Ltd. ....................................     2,962,300
    344,000 Noranda Forest, Inc. ................................     1,354,066
    370,100 Primex Forest Products Ltd. .........................     1,468,842
     95,000 The Loewen Group, Inc. ..............................       801,562
                                                                   ------------
                                                                      8,861,331
                                                                   ------------
            Chile - 0.2%
     30,000 Cia. de Telecomunicaciones de Chile S.A. ADR.........       620,625
                                                                   ------------
            China - 0.5%
    302,000 Shandong Huaneng Power Co., Ltd. ADR.................     1,377,875
                                                                   ------------

                                                                     Value
   Shares                                                          (Note A1)
------------------------------------------------------------------------------

            Colombia - 0.3%
     85,000 Banco Ganadero, S.A. Preferred ADR..................  $    770,312
                                                                  ------------
            Croatia - 0.9%
    154,000 Pliva d.d. GDR(c)...................................     2,541,862
                                                                  ------------
            Czech Republic - 2.0%
     66,500 The Czech Power Company (Ceske Energeticke
             Zavody)(a).........................................     1,495,350
    502,100 Komercni Banka A.S., GDR(a).........................     2,083,715
     77,000 Skoda Plzen A.S.(a).................................       448,830
    116,135 Zivnobanka-Investicni Fond..........................     1,572,450
                                                                  ------------
                                                                     5,600,345
                                                                  ------------
            Denmark - 1.3%
     40,500 Unidanmark A/S,
             Class A -Registered................................     3,658,968
                                                                  ------------
            Finland - 1.7%
     86,000 Fortum Oyj(a).......................................       522,853
    199,800 Kemira Oyj..........................................     1,430,236
    270,000 Merita plc, Class A.................................     1,705,057
    145,000 Metsa-Serla Oyj, Class B............................     1,180,145
                                                                  ------------
                                                                     4,838,291
                                                                  ------------
            France - 5.8%
     18,002 Bail Investissement.................................     2,621,635
     43,709 Banque Nationale de Paris...........................     3,598,691
     25,000 Elf Aquitaine S.A. .................................     2,889,346
     80,000 Rhone-Poulenc S.A., Class A.........................     4,116,289
     48,000 Scor................................................     3,173,092
                                                                  ------------
                                                                    16,399,053
                                                                  ------------
            Germany - 3.8%
     57,000 BASF AG.............................................     2,173,627
    100,500 Bilfinger & Berger Bau AG...........................     2,231,323
     71,000 Tarkett-Sommer AG...................................       881,908
     45,000 VEBA AG.............................................     2,665,167
      4,525 Viag AG.............................................     2,674,542
                                                                  ------------
                                                                    10,626,567
                                                                  ------------
            Hong Kong - 6.7%
  6,298,000 Cafe De Coral Holdings Ltd. ........................     1,971,364
    410,000 Dao Heng Bank Group Ltd. ...........................     1,267,482

 Portfolio of Investments
 December 31, 1998

The accompanying notes are an integral part of the financial statements.

                                                                      Value
   Shares                                                           (Note A1)
-------------------------------------------------------------------------------
            Common and
            Preferred Stocks (continued)
            Hong Kong (continued)
 12,002,000 Giordano Holdings Ltd. ..............................  $  2,246,333
     84,800 HSBC Holdings plc....................................     2,112,543
    580,000 Hutchison Whampoa Ltd. ..............................     4,098,874
  1,112,248 Jardine Matheson Holdings Ltd. ......................     2,869,600
 14,540,000 Pacific Ports Co., Ltd. .............................     1,426,364
  4,345,000 Swire Pacific Ltd., Class B..........................     2,888,347
                                                                   ------------
                                                                     18,880,907
                                                                   ------------
            India - 0.5%
    286,100 Jardine Fleming India Fund(a)........................     1,466,262
                                                                   ------------
            Indonesia - 0.6%
  1,234,000 PT Indostat..........................................     1,608,056
                                                                   ------------
            Israel - 0.7%
    107,500 Koor Industries Ltd. ADR.............................     1,874,531
                                                                   ------------
            Italy - 2.3%
    331,000 Banca Commerciale Italiana...........................     2,282,068
    247,400 Societa Assicuratrice Industriale - SAI S.p.A. RNC...     1,645,842
    378,625 Telecom Italia S.p.A RNC.............................     2,381,433
                                                                   ------------
                                                                      6,309,343
                                                                   ------------
            Japan - 8.7%
    105,000 Aoyama Trading Co., Ltd. ............................     2,940,186
    388,000 Ataka Construction & Engineering.....................     1,650,332
     63,000 Chudenko Corp. ......................................     1,345,414
    371,000 Daito Trust Construction Co. ........................     3,218,511
    445,000 Daiwa Securities Co., Ltd. ..........................     1,522,109
    620,000 Dowa Fire & Marine Insurance Co. ....................     2,307,488
    370,000 Kyudenko Corp. ......................................     2,504,918
  1,512,000 Marubeni Corp. ......................................     2,599,273
    870,000 Nippon Fire & Marine Insurance Co. ..................     3,207,089

                                                                       Value
   Shares                                                            (Note A1)
--------------------------------------------------------------------------------
            Japan (continued)
    100,000 Yamanouchi Pharmaceutical Co., Ltd. ..................  $  3,225,521
                                                                    ------------
                                                                      24,520,841
                                                                    ------------
            Korea - 3.5%
    390,000 Korea Fund, Inc.(a)...................................     3,607,500
     45,000 Pohang Iron & Steel Co., Ltd..........................     2,898,965
     43,000 Sindo Ricoh, Ltd. ....................................     1,540,565
      2,500 SK Telecom Co., Ltd...................................     1,817,332
                                                                    ------------
                                                                       9,864,362
                                                                    ------------
            Malaysia - 1.3%
  1,470,000 Malakoff Bhd.(d)......................................     2,926,518
    331,000 O.Y.L. Industries Bhd.(d).............................       703,389
                                                                    ------------
                                                                       3,629,907
                                                                    ------------
            Mexico - 1.5%
     65,000 Panamerica Beverages, Inc., Class A(a)................     1,417,813
     60,000 Telefonos de Mexico S.A., Class L, ADR................     2,921,250
                                                                    ------------
                                                                       4,339,063
                                                                    ------------
            Netherlands - 5.0%
     70,853 Ahrend N.V. ..........................................     1,618,613
     51,800 Ballast Nedam N.V. Preferred..........................     1,682,624
     36,000 Eriks Holdings N.V. ..................................     2,300,442
    276,000 European Vinyl Corp. International N.V. ..............     2,189,893
     90,000 KPN N.V. .............................................     4,505,032
     71,475 Koninklijke Pakhoed N.V. .............................     1,804,098
                                                                    ------------
                                                                      14,100,702
                                                                    ------------
            New Zealand - 4.1%
  1,880,000 Air New Zealand Ltd., Class B.........................     2,949,936
  3,225,000 Carter Holt Harvey Ltd. ..............................     2,886,803
    768,100 Fisher & Paykel Industries Ltd. ......................     2,770,427
  1,484,900 Fletcher Challenge Energy.............................     2,814,739
                                                                    ------------
                                                                      11,421,905
                                                                    ------------

 Portfolio of Investments
 December 31, 1998

The accompanying notes are an integral part of the financial statements.

                                                                       Value
   Shares                                                            (Note A1)
--------------------------------------------------------------------------------
            Common and
            Preferred Stocks (continued)
            Norway - 2.8%
    127,200 Bergesen d.y. ASA, Class B............................  $  1,472,706
    172,100 Odfjell ASA...........................................     1,313,274
    310,000 Saga Petroleum ASA, Class A...........................     2,834,607
    110,000 Sparebanken NOR.......................................     2,141,908
                                                                    ------------
                                                                       7,762,495
                                                                    ------------
            Pakistan - 0.2%
      5,700 Pakistan Telecom Ltd. Reg. S, GDR.....................       196,650
     12,200 Pakistan Telecom Ltd. GDR(c)..........................       420,900
                                                                    ------------
                                                                         617,550
                                                                    ------------
            Peru - 0.6%
    317,000 Banco Wiese ADR.......................................       594,375
    125,000 Southern Peru Copper Corp. ...........................     1,179,688
                                                                    ------------
                                                                       1,774,063
                                                                    ------------
            Philippines - 1.2%
     80,000 Philippine Long Distance Telephone Company............     2,056,555
    808,000 Philippine National Bank(a)...........................     1,246,272
                                                                    ------------
                                                                       3,302,827
                                                                    ------------
            Poland - 1.0%
     95,080 Bank Rozwoju Eksportu S.A. ...........................     2,194,154
    140,000 Telekomunikacja Polska S.A. GDR(a)(c).................       714,000
                                                                    ------------
                                                                       2,908,154
                                                                    ------------
            Portugal - 0.6%
     40,500 Electricidade de Portugal, S.A. ADR...................     1,804,781
                                                                    ------------
            Russia - 0.8%
     60,000 Lukoil Oil Co. ADR....................................       930,078
  2,237,300 Novorossiysk Sea Shipping(b)..........................       111,865
     19,000 Oskolcement(a,b)......................................         5,700
    285,500 Rostelecom ADR(a).....................................     1,195,531
                                                                    ------------
                                                                       2,243,174
                                                                    ------------

                                                                       Value
   Shares                                                            (Note A1)
--------------------------------------------------------------------------------
            Singapore - 3.2%
    244,000 Asia Pulp & Paper Company Ltd. ADR(a).................  $  1,997,750
    758,000 City Developments Ltd. ...............................     3,284,667
    587,000 United Overseas Bank Ltd. ............................     3,771,030
                                                                    ------------
                                                                       9,053,447
                                                                    ------------
            Slovakia - 0.7%
     31,500 Nafta Gbely A.S. .....................................       273,334
    236,500 Slovakofarma A.S. GDR(c)..............................       798,188
    202,010 Vychodoslovenske Zeleziarne VSZ A.S.(a)...............       980,525
                                                                    ------------
                                                                       2,052,047
                                                                    ------------
            Slovenia - 0.5%
    195,000 SKB Banka GDR(c)......................................     1,404,000
                                                                    ------------
            South Africa - 0.9%
     26,252 AngloGold Ltd. .......................................     1,021,512
    508,000 Standard Bank Investment Corp., Ltd. .................     1,552,396
                                                                    ------------
                                                                       2,573,908
                                                                    ------------
            Spain - 5.5%
     45,000 Banco Pastor S.A. ....................................     2,818,041
     55,000 Catalina Occidente S.A. ..............................     1,431,889
    235,000 Iberdrola S.A. .......................................     4,390,128
     68,500 Repsol S.A. ..........................................     3,648,642
     70,909 Telefonica S.A. ......................................     3,148,296
      1,418 Telefonica S.A., Rights expiring 1/30/99(a)...........         1,257
                                                                    ------------
                                                                      15,438,253
                                                                    ------------
            Sweden - 3.5%
    260,000 ABB AB, Class B.......................................     2,761,943
    160,000 ASTRA AB, Class A.....................................     3,270,852
    120,000 Assidoman AB..........................................     1,897,292
    120,000 Getinge Industrier AB, Class B........................     1,808,356
                                                                    ------------
                                                                       9,738,443
                                                                    ------------
            Switzerland - 1.0%
      6,200 Forbo Holdings AG -Registered.........................     2,712,359
                                                                    ------------

 Portfolio of Investments
 December 31, 1998

The accompanying notes are an integral part of the financial statements.

                                                                     Value
   Shares                                                          (Note A1)
------------------------------------------------------------------------------
            Common and
            Preferred Stocks (continued)
            Thailand - 2.3%
  1,778,100 Bankok Bank Public Co. Ltd.(a)......................  $  3,668,707
        361 Thai International Fund GDR.........................     2,824,825
                                                                  ------------
                                                                     6,493,532
                                                                  ------------
            United Kingdom - 11.3%
  1,790,860 BICC plc............................................     2,085,791
    778,250 BTR plc.............................................     1,605,654
    193,835 British Telecommunications plc......................     2,920,329
    270,000 Cable & Wireless plc................................     3,319,856
    331,769 J Sainsbury plc.....................................     2,659,308
    448,000 Nycomed Amersham plc................................     3,085,954
    168,825 National Westminster Bank plc.......................     3,255,602
    197,000 Powergen plc(a).....................................     2,589,431
    804,559 Rolls-Royce plc.....................................     3,333,253
  1,246,863 Storehouse plc......................................     2,821,426
    583,654 Terranova Foods plc(a)..............................     1,068,218
    209,000 United Utilities plc................................     2,896,692
                                                                  ------------
                                                                    31,641,514
                                                                  ------------
            Total -- Common and Preferred Stocks (Cost
             $299,951,030)......................................   276,110,157
                                                                  ------------

  Face
 Amount                                                              Value
 (000)                Maturity Discount Date   Rate                (Note A1)
------------------------------------------------------------------------------
        U.S. Government Obligations - 5.4%
        U.S. Treasury Bills - 1.5%
 $  170  01/07/99,  4.16%.......................................  $    169,954
    268  01/14/99,  3.91%.......................................       267,744
  1,298  01/28/99,  4.07%.......................................     1,294,392
    247  02/04/99,  4.42%.......................................       246,088
  1,150  02/11/99,  4.46%.......................................     1,144,793
    571  02/25/99,  4.42%.......................................       567,478
    104  03/04/99,  4.31%.......................................       103,260
    187  03/11/99,  4.38%.......................................       185,526
    206  03/18/99,  4.43%.......................................       204,196
                                                                  ------------
         Total -- U.S. Government Obligations
         (Cost $4,181,473)......................................     4,183,431
                                                                  ------------
        TOTAL INVESTMENTS - 99.9% (Cost $304,132,503)...........   280,293,588
        Other Assets and Liabilities
         (Net) -- 0.1%..........................................       199,090
                                                                  ------------
        NET ASSETS -- 100%......................................  $280,492,678
                                                                  ============

 (a) Non-income producing securities.
 (b) Fair valued securities - See Note A1. Total market value of fair valued securities owned at December 31, 1998 was $117,565 or 0.0% of net assets.
 (c) 144A Security - Certain conditions for public sale may exist.
 (d) Effective September 1, 1998, Malaysia's central bank imposed foreign currency controls prohibiting foreign exchange transactions and the repatriation of foreign currency for at least a one-year period. Malaysian securities must be held for at least one year before a foreign exchange application will be considered by the central bank. The twelve-month holding period starts on the date of acquisition or September 1, 1998, whichever is later. The proceeds of any sale of Malaysian securities during that holding period must be held in Malaysian ringgits or re-invested in Malaysian securities until the end of the holding period, at the earliest September 1, 1999. The Manager has assessed the risks inherent to these controls and has taken action to limit those risks. All forward foreign currency contracts with Malaysian exposure as of December 31, 1998 have been terminated.
ADR American Depositary Receipt.
GDR Global Depositary Receipt.

 Portfolio of Investments
 December 31, 1998

The accompanying notes are an integral part of the financial statements.
                             Sector Diversification

                                                             % of
                                                             Net      Market
                                                            Assets    Value
-------------------------------------------------------------------------------
Capital Equipment..........................................  17.5  $ 49,018,196
Consumer Goods.............................................   6.2    17,445,327
Diversified Operations.....................................   6.2    17,361,104
Energy.....................................................  12.7    35,623,652
Finance....................................................  19.9    55,844,964
Gold Mines.................................................   0.4     1,021,512
Materials..................................................  15.7    44,256,678
Services...................................................  19.8    55,538,725
Government Obligations.....................................   1.5     4,183,430
                                                            -----  ------------
  Total Investments........................................  99.9  $280,293,588
Other Assets and Liabilities (Net).........................   0.1       199,090
                                                            -----  ------------
  Net Assets............................................... 100.0  $280,492,678
                                                            =====  ============

 Emerging Markets Fund

 Portfolio of Investments
 December 31, 1998

The accompanying notes are an integral part of the financial statements.

                                                                      Value
   Shares                                                           (Note A1)
-------------------------------------------------------------------------------
             Common Stocks - 94.6%
             Argentina - 2.3%
      51,000 Telefonica de Argentina S.A. ADR....................  $  1,424,813
      66,000 YPF S.A. ADR........................................     1,843,875
                                                                   ------------
                                                                      3,268,688
                                                                   ------------
             Brazil - 5.6%
     235,000 Aracruz Celulose S.A. ADR...........................     1,880,000
      60,000 CEMIG S.A. ADR......................................     1,142,196
     102,600 Companhia Vale do Rio Doce ADR......................     1,316,255
      25,600 Petroleo Brasileiro S.A. ADR........................       290,284
      24,050 Telecomunicacoes Brasileiras S.A.--Telebras ADR.....     1,787,216
  58,040,000 Telerj Celular S.A.(a)..............................       915,094
      47,000 Unibanco--Uniao de Bancos Brasileiras S.A. GDR......       678,563
                                                                   ------------
                                                                      8,009,608
                                                                   ------------
             Chile - 1.9%
      82,000 Administradura de Fundos de Pensiones Provida ADR...     1,101,875
      79,948 Cia. de Telecomunicaciones de Chile S.A. ADR........     1,653,924
                                                                   ------------
                                                                      2,755,799
                                                                   ------------
             China - 2.8%
     136,000 Huaneng Power International, Inc. ADR(a)............     1,972,000
      84,000 Shandong Huaneng Power Co., Ltd. ADR................       383,250
  17,634,000 Shanghai Petrochemical Co. Ltd., Class H............     1,593,314
                                                                   ------------
                                                                      3,948,564
                                                                   ------------

                                                                       Value
   Shares                                                            (Note A1)
--------------------------------------------------------------------------------
             Croatia - 1.6%
       3,000 Pliva d.d. GDR Reg. S................................  $     49,517
     138,500 Pliva d.d. GDR(c)....................................     2,286,026
                                                                    ------------
                                                                       2,335,543
                                                                    ------------
             Czech Republic - 1.9%
       8,900 Deza Valasske Mezirici A.S. .........................       158,598
     245,500 Komercni Banka A.S., GDR(a)..........................     1,018,825
     100,000 SPT Telecom A.S.(a)..................................     1,528,187
                                                                    ------------
                                                                       2,705,610
                                                                    ------------
             Greece - 1.4%
      76,666 Hellenic Telecommunication Organization S.A. ........     2,040,738
                                                                    ------------
             Hong Kong - 10.4%
   2,950,000 Cafe De Coral Holdings Ltd. .........................       923,392
   3,000,000 Guangnan Holdings....................................       689,277
     700,000 Hong Kong Telecommunications Ltd. ...................     1,224,305
      98,800 HSBC Holdings plc....................................     2,461,312
     378,000 Hutchison Whampoa Ltd. ..............................     2,671,335
     992,949 Jardine Matheson Holdings Ltd. ......................     2,561,808
     501,000 SmarTone Telecommunications Holdings Ltd. ...........     1,390,364
     329,500 Swire Pacific Ltd., Class A..........................     1,475,833
   6,930,000 Techtronic Industries Co. ...........................     1,234,425
                                                                    ------------
                                                                      14,632,051
                                                                    ------------
             Hungary - 3.0%
      69,000 BorsodChem Rt. ......................................     1,787,895
      72,800 EGIS Rt. ............................................     1,650,565
      21,016 Pick Szeged Rt. .....................................       889,767
                                                                    ------------
                                                                       4,328,227
                                                                    ------------
             India - 7.5%
      80,000 Bajaj Auto Ltd. GDR(c)...............................     1,250,000
     135,000 BSES Ltd. GDR(c).....................................     1,721,250

 Portfolio of Investments
 December 31, 1998

The accompanying notes are an integral part of the financial statements.

                                                                      Value
   Shares                                                           (Note A1)
-------------------------------------------------------------------------------
             Common Stocks (continued)
             India (continued)
     240,000 Gujarat Ambuja Cements Ltd.(c)......................  $  1,584,000
     150,000 Mahanagar Telephone Nigam Ltd. GDR(c)...............     1,830,000
     176,000 State Bank of India GDR(c)..........................     1,465,200
       5,000 Tata Electric Co. GDR(a,c)..........................       900,000
     481,000 Tata Engineering and Locomotive Co., Ltd. GDR(c)....     1,924,000
                                                                   ------------
                                                                     10,674,450
                                                                   ------------
             Indonesia - 0.9%
      98,600 PT Indosat ADR......................................     1,201,688
   1,144,000 PT Kalbe Farma(a)...................................        57,200
                                                                   ------------
                                                                      1,258,888
                                                                   ------------
             Israel - 0.8%
      65,000 Koor Industries Ltd. ADR............................     1,133,438
                                                                   ------------
             Korea - 8.5%
      54,940 Pohang Iron & Steel Co., Ltd. ......................     3,539,314
      50,000 Sindo Ricoh.........................................     1,791,355
       4,020 SK Telecom Co., Ltd. ...............................     2,922,269
     127,000 SK Telecom Co., Ltd. ADR............................     1,293,813
      39,101 Samsung Electronics Co. ............................     2,622,985
                                                                   ------------
                                                                     12,169,736
                                                                   ------------
             Malaysia - 4.1%
     355,000 Malakoff Bhd.(d)....................................       706,744
     320,000 Malayan Banking Bhd.(d).............................       551,169
     303,000 O.Y.L. Industries Bhd.(d)...........................       643,888
   1,530,000 Road Builder (M) Holdings Bhd.(d)...................     1,252,612
   1,900,000 Technology Resources Industries Bhd.(d).............       841,517
     800,000 Telekom Malaysia Bhd.(d)............................     1,789,508
                                                                   ------------
                                                                      5,785,438
                                                                   ------------

                                                                     Value
   Shares                                                          (Note A1)
------------------------------------------------------------------------------
             Mexico - 6.4%
     122,000 Cifra S.A. de CV ADR...............................  $  1,480,324
     675,651 Cemex S.A. de C.V. ................................     1,457,380
   1,400,000 Grupo Casa Autrey S.A. de CV.......................     1,018,388
     298,200 Grupo Industrial Durango S.A., ADR(a)..............     1,640,100
     134,000 Tubo de Acero de Mexico S.A. (TAMSA) ADR...........       862,625
      33,700 Telefonos de Mexico S.A., Class L, ADR.............     1,640,768
     225,000 Transpotacion Martima Mexicana S.A. de C.V., Class
              A, ADR(a).........................................     1,026,563
                                                                  ------------
                                                                     9,126,148
                                                                  ------------
             Peru - 0.5%
     375,000 Banco Wiese ADR....................................       703,125
       7,000 Southern Peru Copper Corp. ........................        66,063
                                                                  ------------
                                                                       769,188
                                                                  ------------
             Philippines - 5.1%
  72,000,000 Digital Telecommunications Phils., Inc.
              (Digitel)(a)......................................     1,758,355
     558,600 Metropolitan Bank & Trust Co. .....................     4,020,771
      60,000 Phillippine Long Distance Telephone Company........     1,542,416
                                                                  ------------
                                                                     7,321,542
                                                                  ------------
             Poland - 4.0%
      94,000 Amica Wronki S.A.(a)...............................       417,778
     200,250 Budimex S.A(a).....................................       884,295
      73,200 Bank Rozwoju Eksportu S.A. ........................     1,689,231
     251,000 Polifab Cieszyn-Wroclaw S.A. ......................       597,108
     300,000 Telekomunikacja Polska S.A. GDR(a)(c)..............     1,530,000

 Portfolio of Investments
 December 31, 1998

The accompanying notes are an integral part of the financial statements.

                                                                       Value
   Shares                                                            (Note A1)
--------------------------------------------------------------------------------
             Common Stocks (continued)
             Poland (continued)
      64,200 Zaclady Metali Lekkich Kety(a).......................  $    605,419
                                                                    ------------
                                                                       5,723,831
                                                                    ------------
             Romania - 0.3%
      88,974 Alro Slatina S.A.(a).................................       403,005
                                                                    ------------
             Russia - 6.1%
   7,415,000 Bashkirenergo........................................       148,300
      20,000 Chelyabinsk Svyazinform..............................       134,000
      62,000 Dalmoreproduct(a,b)..................................        12,400
     168,000 Gazprom ADR(c).......................................     1,423,800
  13,700,000 Irkutskenergo(a).....................................       582,250
     103,300 Lukoil Oil Co. ADR...................................     1,601,284
   1,350,000 Novorossiysk Sea Shipping(a,b).......................        67,500
       2,000 Oskolcement(a,b).....................................           600
     425,970 Rostelecom ADR(a)....................................     1,783,736
     860,500 Surgutneftegaz ADR...................................     3,011,750
                                                                    ------------
                                                                       8,765,620
                                                                    ------------
             Singapore - 6.5%
     230,000 Asia Pulp & Paper Company Ltd. ADR(a)................     1,883,125
     550,000 City Developments Ltd. ..............................     2,383,333
     260,000 Development Bank of Singapore Ltd. ..................     2,347,879
     405,000 United Overseas Bank Ltd. ...........................     2,601,818
                                                                    ------------
                                                                       9,216,155
                                                                    ------------
             Slovakia - 2.6%
      24,280 Drotovna A.S.(a).....................................        65,839
       9,500 Nafta Gbely A.S. ....................................        82,434
      13,000 SES A.S.(a)..........................................        42,654
     387,000 Slovakofarma GDR(c)..................................     1,306,125
      80,940 Slovnaft A.S. .......................................     1,448,571
     169,496 VSZ A.S.(a)..........................................       822,707
                                                                    ------------
                                                                       3,768,330
                                                                    ------------

                                                                     Value
   Shares                                                          (Note A1)
------------------------------------------------------------------------------
             Slovenia - 0.6%
     121,500 SKB Banka GDR(c)...................................  $    874,800
                                                                  ------------
             South Africa - 0.7%
     335,000 Standard Bank Investment Corp. ....................     1,023,726
                                                                  ------------
             Thailand - 5.6%
     220,000 Advanced Info Service Public Co. Ltd. .............     1,283,081
   1,768,300 Bangkok Bank Public Co. Ltd. (Foreign)(a)..........     3,648,487
   1,700,000 Thai Farmer's Bank Public Co., Ltd.(a).............     2,993,122
                                                                  ------------
                                                                     7,924,690
                                                                  ------------
             Turkey - 0.9%
 113,956,000 Yapi ve Kredi Bankasi A.S. ........................     1,318,517
                                                                  ------------
             Venezuela - 2.6%
      60,000 Compania Anonima Nacional Telefonos de Venezuela
              ADR...............................................     1,068,750
     420,500 Mavesa, S.A. ADR...................................     1,576,872
     247,833 Siderurgica Venezolana Sivensa ADR.................     1,121,742
                                                                  ------------
                                                                     3,767,364
                                                                  ------------
             Total -- Common Stocks (Cost $141,737,023) ........   135,049,694
                                                                  ------------

 Portfolio of Investments
 December 31, 1998

The accompanying notes are an integral part of the financial statements.

  Face
 Amount     Maturity Discount         Value
 (000)         Date   Rate          (Note A1)
------------------------------------------------
        U.S. Government Obligations - 5.4%
        U.S. Treasury Bills - 5.4%
 $  302  01/14/99,  3.91%.......   $    301,711
    432  01/21/99,  3.85%.......        431,107
    277  01/28/99,  4.07%.......        276,230
     81  02/04/99,  4.42%.......         80,701
    657  02/11/99,  4.46%.......        654,025
    124  02/18/99,  4.39%.......        123,332
    374  02/25/99,  4.42%.......        371,693
     78  03/04/99,  4.31%.......         77,445
  2,278  03/11/99,  4.38%.......      2,260,043
    831  03/18/99,  4.43%.......        823,720
     53  03/25/99,  4.41%.......         52,494
  2,254  04/01/99,  4.51%.......      2,230,468
                                   ------------
        Total -- U.S. Government
         Obligations
         (Cost $7,679,709)......      7,682,969
                                   ------------
        TOTAL INVESTMENTS --
          100.0%
         (Cost $149,416,732)....    142,732,663
        Other Assets and
         Liabilities
         (Net) -- 0.00%.........        (61,930)
                                   ------------
        NET ASSETS -- 100%......   $142,670,733
                                   ============

(a) Non-income producing securities.
(b) Fair valued securities - See Note A1. Total market value of fair valued securities owned at December 31, 1998 was $80,500 or 0.1% of net assets.
(c) 144A Security - Certain conditions for public sale may exist.
(d) Effective September 1, 1998, Malaysia's central bank imposed foreign currency controls prohibiting foreign exchange transactions and the repatriation of foreign currency for at least a one-year period. Malaysian securities must be held for at least one year before a foreign exchange application will be considered by the central bank. The twelve-month holding period starts on the date of acquisition or September 1, 1998, whichever is later. The proceeds of any sale of Malaysian securities during that holding period must be held in Malaysian ringgits or re-invested in Malaysian securities until the end of the holding period, at the earliest September 1, 1999. The Manager has assessed the risks inherent to these controls and has taken action to limit those risks. All forward foreign currency contracts with Malaysian exposure as of December 31, 1998 have been terminated.
ADR American Depositary Receipt.
GDR Global Depositary Receipt.
                             Sector Diversification

                                                            % of
                                                            Net       Market
                                                           Assets     Value
                                                           ------  ------------
Capital Equipment.........................................   4.3   $  6,203,914
Consumer Goods............................................   7.7     11,008,411
Diversified Operations....................................   5.5      7,842,414
Energy....................................................  11.6     16,551,244
Finance...................................................  22.1     31,588,497
Materials.................................................  16.5     23,501,894
Services..................................................  26.9     38,353,320
Government Obligations....................................   5.4      7,682,969
                                                           -----   ------------
  Total Investments....................................... 100.0   $142,732,663
Other Assets and Liabilities (Net)........................  (0.0)       (61,930)
                                                           -----   ------------
  Net Assets.............................................. 100.0   $142,670,733
                                                           =====   ============

 Statements of Assets and Liabilities

 December 31, 1998

The accompanying notes are an integral part of the financial statements.

                                                                    Emerging
                                                   International    Markets
                                                       Fund           Fund
                                                   -------------  ------------
ASSETS:
Investments, at Cost--see accompanying
 portfolios......................................  $304,132,503   $149,416,732
                                                   ============   ============
Investments, at Value (Note A1)..................  $280,293,588   $142,732,663
Cash.............................................       148,531             --
Foreign Currency (Cost $83)......................            83             --
Net Unrealized Gain on Foreign Currency Contracts
 (Note A3).......................................         7,632             --
Dividends Receivable.............................       415,298        146,440
Receivable for Investments Sold..................     1,302,052         57,938
Deferred Organization Costs (Note A5)............        30,187         30,212
Other Assets.....................................        15,765          3,341
                                                   ------------   ------------
 Total Assets....................................   282,213,136    142,970,594
                                                   ------------   ------------
LIABILITIES:
Payable for Investments Purchased................     1,116,746             --
Overdraft Payable................................            --         55,996
Distributions Payable............................       301,071         44,092
Management Fees Payable (Note B).................       150,310         74,366
Administration Fees Payable......................        32,392         17,297
Custodian Fees Payable...........................        62,749         49,290
Professional Fees Payable........................        18,676         18,539
Accrued Expenses and Other Liabilities...........        38,514         40,281
                                                   ------------   ------------
 Total Liabilities...............................     1,720,458        299,861
                                                   ------------   ------------
Net Assets.......................................  $280,492,678   $142,670,733
                                                   ============   ============
NET ASSETS CONSIST OF:
Paid-in Capital..................................  $320,414,118   $175,741,396
Accumulated Undistributed (Distributions in
 Excess of) Net Investment Income................       484,164       (109,068)
Accumulated Net Realized Loss....................   (16,566,684)   (26,278,954)
Unrealized Depreciation of Investments and
 Foreign Currency Translations...................   (23,838,920)    (6,682,641)
                                                   ------------   ------------
Net Assets.......................................  $280,492,678   $142,670,733
                                                   ============   ============
Shares of Beneficial Interest Outstanding
 (unlimited authorization, no par value).........    31,262,453     24,135,230
                                                   ============   ============
Net Asset Value Per Share........................  $       8.97   $       5.91
                                                   ============   ============

 Statements of Operations

 Year Ended December 31, 1998

The accompanying notes are an integral part of the financial statements.

                                                                     Emerging
                                                    International    Markets
                                                        Fund           Fund
                                                    -------------  ------------
Investment Income:
Dividends.......................................... $  6,451,341   $  1,532,767
Interest...........................................      847,786        444,851
Less: Foreign Taxes Withheld.......................     (616,719)       (53,915)
                                                    ------------   ------------
 Total Income......................................    6,682,408      1,923,703
                                                    ------------   ------------
Expenses:
Investment Advisory Fees (Note B):
 Basic Fees........................................    1,775,788        830,137
 Less: Fees Waived.................................     (248,754)      (361,020)
                                                    ------------   ------------
Investment Advisory Fees--Net......................    1,527,034        469,117
Administration Fees................................      308,937        120,144
Custodian Fees.....................................      373,945        319,407
Professional Fees..................................       31,895         32,608
Registration and Filing Fees.......................       72,540         58,621
Shareholder Reports................................       15,258         11,146
Trustees' Fees and Expenses (Note E)...............        9,382          5,218
Amortization of Organization Costs (Note A5).......       10,107         10,107
Miscellaneous Expenses.............................       16,056          5,208
                                                    ------------   ------------
Net Expenses.......................................    2,365,154      1,031,576
                                                    ------------   ------------
Net Investment Income..............................    4,317,254        892,127
                                                    ------------   ------------
Net Realized Gain (Loss):
Security Transactions..............................  (16,566,969)   (25,792,215)
Foreign Currency Transactions......................     (417,984)      (481,031)
                                                    ------------   ------------
 Net Realized Loss.................................  (16,984,953)   (26,273,246)
                                                    ------------   ------------
Net Unrealized Appreciation (Depreciation) on:
Investments........................................   (2,957,737)     2,771,703
Foreign Currency Translations on Receivables and
 Payables..........................................       10,006          2,055
                                                    ------------   ------------
 Net Unrealized Appreciation (Depreciation) during
  the period.......................................   (2,947,731)     2,773,758
                                                    ------------   ------------
Net Realized Loss and Unrealized Appreciation
 (Depreciation)....................................  (19,932,684)   (23,499,488)
                                                    ------------   ------------
Net Decrease in Net Assets Resulting from
 Operations........................................ $(15,615,430)  $(22,607,361)
                                                    ============   ============

 Statements of Changes in Net Assets


The accompanying notes are an integral part of the financial statements.

                                 International Fund                 Emerging Markets Fund
                         ----------------------------------- -----------------------------------
                            Year Ended        Year Ended        Year Ended        Year Ended
                         December 31, 1998 December 31, 1997 December 31, 1998 December 31, 1997
                         ----------------- ----------------- ----------------- -----------------
Increase (Decrease) in
 Net Assets
Operations:
Net Investment Income...   $  4,317,254      $  1,852,563      $    892,127       $   236,784
Net Realized Gain
 (Loss).................    (16,984,953)        2,371,356       (26,273,246)         (334,732)
Net Unrealized
 Appreciation
 (Depreciation).........     (2,947,731)      (20,891,189)        2,773,758        (9,456,399)
                           ------------      ------------      ------------       -----------
Net Decrease in Net
 Assets Resulting from
 Operations.............    (15,615,430)      (16,667,270)      (22,607,361)       (9,554,347)
                           ------------      ------------      ------------       -----------
Distributions:
Net Investment Income...     (3,409,988)       (1,512,675)         (428,686)         (319,047)
In Excess of Net
 Investment Income......             --           (15,225)         (109,068)               --
Capital Gains...........       (870,351)       (1,851,460)               --           (73,128)
                           ------------      ------------      ------------       -----------
 Total Distributions....     (4,280,339)       (3,379,360)         (537,754)         (392,175)
                           ------------      ------------      ------------       -----------
Capital Share
 Transactions (Note G):
Proceeds from Shares
 Sold...................    122,323,434       198,341,640       134,663,958        42,364,916
Net Asset Value on
 Reinvestment of
 Distributions..........      3,944,493         3,160,738           493,293           217,646
Cost of Shares
 Redeemed...............    (12,751,236)           (6,001)       (7,386,982)       (1,455,689)
Transaction Fees........        312,901           813,273         1,325,368           307,324
                           ------------      ------------      ------------       -----------
Increase in Net Assets
 from Capital Share
 Transactions...........    113,829,592       202,309,650       129,095,637        41,434,197
                           ------------      ------------      ------------       -----------
Net Increase in Net
 Assets.................     93,933,823       182,263,020       105,950,522        31,487,675
Net Assets:
 Beginning of Year......    186,558,855         4,295,835        36,720,211         5,232,536
                           ------------      ------------      ------------       -----------
 End of Year............   $280,492,678      $186,558,855      $142,670,733       $36,720,211
                           ============      ============      ============       ===========
Undistributed
 (Distributions in
 Excess of) Net
 Investment Income
 Included in End of Year
 Net Assets.............   $    484,164      $    (15,225)     $   (109,068)      $     4,734
                           ============      ============      ============       ===========

 Financial Highlights

 For a Share Outstanding Throughout Each Period

The accompanying notes are an integral part of the financial statements.

                                            International Fund
                          -------------------------------------------------------
                             Year Ended        Year Ended        Period Ended
                          December 31, 1998 December 31, 1997 December 31, 1996*+
                          ----------------- ----------------- -------------------
Net Asset Value,
 Beginning of Period....      $   9.79          $  10.12            $10.12
                              --------          --------            ------
Income from Investment
 Operations:
Net Investment Income...          0.14              0.10                --
Net Realized and
 Unrealized Loss........         (0.81)            (0.25)               --
                              --------          --------            ------
 Total from Investment
  Operations............         (0.67)            (0.15)               --
                              --------          --------            ------
Less Distributions from:
Net Investment Income...         (0.11)            (0.08)               --
In Excess of Net
 Investment Income......            --                -- ++             --
Capital Gains...........         (0.04)            (0.10)               --
                              --------          --------            ------
 Total Distributions....         (0.15)            (0.18)               --
                              --------          --------            ------
Net Asset Value, End of
 Period.................      $   8.97          $   9.79            $10.12
                              ========          ========            ======
Total Return............         (6.96)%           (1.46)%            0.00 %
Ratios and Supplemental
 Data:+
Net Assets, End of
 Period (in Thousands)..      $280,493          $186,559            $4,296
Ratio of Expenses to
 Average Net Assets(1)..          1.00 %            1.00 %            1.00 %**
Ratio of Net Investment
 Income to Average Net
 Assets(1)..............          1.82 %            1.84 %            3.50 %**
Portfolio Turnover
 Rate...................            32 %              14 %               0 %
--------------------------------------------
(1) Effect of voluntary
    expense limitation
    during the period:
 Ratio of Expenses to
  Average Net Assets....          1.10 %            1.29 %           77.13 %**
 Ratio of Net Investment
  Income (Loss) to
  Average Net Assets....          1.72 %            1.55 %          (72.63)%**

 * The Fund commenced operations on December 30, 1996.
** Annualized.
 + The per share amounts for the two day period ended December 31, 1996 are based on average outstanding shares.
++ Amount represents less than $0.01 per share.

 Financial Highlights

 For a Share Outstanding Throughout Each Period

The accompanying notes are an integral part of the financial statements.

                                           Emerging Markets Fund
                          -------------------------------------------------------
                             Year Ended        Year Ended        Period Ended
                          December 31, 1998 December 31, 1997 December 31, 1996*+
                          ----------------- ----------------- -------------------
Net Asset Value,
 Beginning of Period....      $   8.50           $ 10.12            $10.12
                              --------           -------            ------
Income from Investment
 Operations:
Net Investment Income...          0.04              0.05                --
Net Realized and
 Unrealized Loss........         (2.61)            (1.58)               --
                              --------           -------            ------
 Total from Investment
  Operations............         (2.57)            (1.53)               --
                              --------           -------            ------
Less Distributions from:
Net Investment Income...         (0.02)            (0.07)               --
In Excess of Net
 Investment Income......            -- ++             --                --
Capital Gains...........            --             (0.02)               --
                              --------           -------            ------
 Total Distributions....         (0.02)            (0.09)               --
                              --------           -------            ------
Net Asset Value, End of
 Period.................      $   5.91           $  8.50            $10.12
                              ========           =======            ======
Total Return............        (30.20)%          (15.11)%            0.00 %
Ratios and Supplemental
 Data:+
Net Assets, End of
 Period (in Thousands)..      $142,671           $36,720            $5,233
Ratio of Expenses to
 Average Net Assets(1)..          1.25 %            1.50 %            1.50 %**
Ratio of Net Investment
 Income to Average Net
 Assets(1)..............          1.08 %            1.12 %            2.87 %**
Portfolio Turnover
 Rate...................            44 %              15 %               0 %
--------------------------------------------
(1) Effect of voluntary
    expense limitation
    during the period:
 Ratio of Expenses to
  Average Net Assets....          1.68 %            2.18 %           65.28 %**
 Ratio of Net Investment
  Income (Loss) to
  Average Net Assets....          0.65 %            0.44 %          (60.91)%**

 * The Fund commenced operations on December 30, 1996.
** Annualized.
 + The per share amounts for the two day period ended December 31, 1996 are based on average outstanding shares.
++ Amount represents less than $0.01 per share.

 Notes to Financial Statements

 December 31, 1998

Hansberger Institutional Series (the "Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of December 31, 1998, the Trust was comprised of two separate active, diversified portfolios (individually re-ferred to as a "Fund", collectively as the "Funds"). The International Fund and the Emerging Markets Fund, each a Fund of the Trust, commenced operations on December 30, 1996.

The International Fund seeks to achieve long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States including developing countries. The Emerging Markets Fund seeks to achieve long-term capital growth through a pol-icy of investing primarily in publicly traded equity securities of companies located in emerging markets.

A. Accounting Policies: The following significant accounting policies are in conformity with generally accepted accounting principles for investment compa-nies. Such policies are consistently followed by the Trust in the preparation of the financial statements. Generally accepted accounting principles may re-quire management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could dif-fer from those estimates.

 1. Security Valuation: Equity securities listed on a U.S. exchange are val-ued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted se-curities and listed securities not traded on the valuation date for which market quotations are readily available are valued at a price within a range not exceeding the current asked price nor less than the current bid price. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities. Securities not priced in this manner are valued at the most recently quoted bid price, or, when securities exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Debt secu-rities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including re-stricted securities and unlisted foreign securities, are valued at fair value as determined in good faith by the Board of Trustees, although the ac-tual calculations may be done by others.

 The Funds' investments in emerging markets or developing markets may subject the Funds to a greater degree of risk than in a developed market. Risks as-sociated with these developing markets, attributable to political, social or economic factors, may affect the price of the Funds' investments and income generated by these investments, as well as the Funds' ability to repatriate such amounts.

 2. Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and lia-bilities denominated in a foreign currency are translated into U.S. dollars at the foreign currency exchange rates applicable on that day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transac-tions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities trans-actions and the difference between the amount of net investment income ac-crued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities are not segre-gated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment in securities.

 3. Forward Currency Exchange Contracts: The Funds may enter into forward currency exchange contracts in connection with planned purchases or sales of securities or to hedge the value of some or all of a Fund's portfolio secu-rities. A forward currency contract is an agreement between two parties to purchase and sell currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in currency exchange rates applicable on that day. Forward currency con-tracts are marked-to-market daily using the forward foreign currency ex-change rates applicable on that day or at such other rates as deemed appro-priate. The change in value is recorded by the Funds as an unrealized gain or loss. When a forward currency contract is extinguished, either by deliv-ering the currency or by entering into another forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the con-tract at settlement date. The Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably relative to the U.S. dollar.

 4. Taxes: It is each Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation as the income and/or capital gains are earned.

 5. Organizational Costs: The organizational costs of the Funds are being am-ortized on a straight-line basis over a period of five years beginning with each Fund's commencement of operations. Hansberger Global Investors, Inc. has agreed that in the event any of its initial shares in a Fund are re-deemed, the proceeds on redemption will be reduced by the pro-rata portion of any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the initial shares held at time of redemption.

 6. Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-date (except that certain dividends from for-eign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend date in the exercise of rea-sonable diligence) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Trust can be directly at-tributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets. Distribu-tions for the Funds are recorded on the ex-date. Income and capital gain distributions are determined in accordance with U.S. Federal income tax reg-ulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for organizational expenses.

 Permanent book and tax basis differences relating to shareholder distribu-tions may result in reclassifications to paid-in capital, undistributed net investment income (loss) and accumulated net realized gain (loss) on invest-ments and foreign currency transactions. Undistributed net investment income
 (loss) and accumulated net realized gain (loss) may include temporary book and tax differences which should reverse in a subsequent period.

 For the year ended December 31, 1998, the Funds reclassified the following amounts:

                                                           Accumulated
                                            Undistributed      Net
                                            Net Investment  Realized   Paid-in
                                            Income (Loss)  Gain (Loss) Capital
                                            -------------- ----------- --------
  International Fund.......................   $(407,877)    $417,984   $(10,107)
  Emerging Markets Fund....................    (470,923)     481,030    (10,107)

 Distributions in excess of tax basis earnings and profits will be reported in the Funds' financial statements as a return of capital. Furthermore, dif-ferences in the recognition or classification of income between the finan-cial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distribu-tions in excess of net investment income or in excess of accumulated net re-alized gains.

 Permanent book and tax basis differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net in-vestment income per share in the Financial Highlights.

B. Adviser: Hansberger Global Investors, Inc. (the "Adviser") provides each Fund with investment advisory services pursuant to an investment advisory agree-ment at a monthly fee calculated at the annual rate of 0.75% and 1.00% of aver-age daily net assets of the International Fund and the Emerging Markets Fund, respectively. The Adviser has voluntarily agreed to reduce advisory fees pay-able to it and to reimburse the Funds, if necessary, if the annual operating expenses as defined, expressed as a percentage of average daily net assets, ex-ceed the maximum rations of 1.00% for the International Fund and 1.25% for the Emerging Markets Fund. The Adviser, at its discretion, may revise or discon-tinue the voluntary fee waivers and reimbursements at any time.

C. Administrator: Chase Global Funds Services Company (the "Administrator" or "CGFSC"), a subsidiary of The Chase Manhattan Bank, provides the Trust with ad-ministrative, dividend disbursing and transfer agent services pursuant to an Administrative Agreement (the "Agreement"). Under the Agreement the Trust pays the Administrator a monthly fee in proportion to the Funds combined average daily net assets at the following annual rate: 0.12% of the first $500 million of average daily net assets, 0.08% for the next $500 million of average daily net assets, and 0.06% for average daily net assets over $1 billion. Certain em-ployees of CGFSC are officers of the Fund.

D. Custodian: The Chase Manhattan Bank serves as the Trust's custodian in ac-cordance with a custodian agreement. Custodian fees are computed and payable monthly based on assets held, investment purchases and sales activity, an ac-count maintenance fee, plus reimbursement for certain out-of-pocket expenses.

E. Trustee Fees: The Trust pays each Trustee, who is not also an officer or af-filiated person, an annual fee plus travel and other expenses incurred in at-tending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees.

Expenses for the year ended December 31, 1998, include legal fees paid to Mor-gan, Lewis & Bockius LLP. A partner of that firm is a Trustee to the Trust.

F. Purchases and Sales: For the year ended December 31, 1998, purchases and sales of investment securities other than long-term U.S. Government securities and short-term investments were:

Fund                                                     Purchases      Sales
----                                                    ------------ -----------
International Fund..................................... $193,264,200 $70,511,803
Emerging Markets Fund..................................  155,680,677  32,955,346

There were no purchases or sales of long-term U.S. Government securities during the year ended December 31, 1998.

During the year ended December 31, 1998, the Funds paid brokerage commissions to J.M. Sassoon and Salomon Smith Barney, affiliated broker/dealers, as follows:

Fund                                           J.M. Sassoon Salomon Smith Barney
----                                           ------------ --------------------
International.................................    2,456            23,763
Emerging Markets..............................    3,831            17,679

G. Capital Share Transactions: Transactions in fund shares for the periods in-dicated below:

                                   International Fund   Emerging Markets Fund
                                  --------------------- ----------------------
                                     Year       Year       Year        Year
                                    Ended      Ended       Ended      Ended
                                   12/31/98   12/31/97   12/31/98    12/31/97
                                  ---------- ---------- ----------- ----------
Shares sold...................... 13,156,398 18,303,555  20,995,902  3,945,128
Shares issued on reinvestment of
 distributions...................    427,557    323,501      84,036     25,943
Shares repurchased...............  1,372,479        530   1,264,492    168,298
                                  ---------- ---------- ----------- ----------
Increase (decrease).............. 12,211,476 18,626,526  19,815,446  3,802,773
Fund shares:
Beginning of year................ 19,050,977    424,451   4,319,784    517,011
                                  ---------- ---------- ----------- ----------
End of year...................... 31,262,453 19,050,977  24,135,230  4,319,784

Shareholders entering after April 1, 1997, are charged a transaction fee in connection with each purchase and redemption of shares of each Fund. The trans-action fee is 0.50% for the International Fund and 1.00% for the Emerging Mar-kets Fund. The transaction fee is not a sales charge and is retained by the Funds. The fee does not apply to and is not charged in connection with ex-changes from one Fund to another, certain insignificant transactions, including the reinvestment of dividends or capital gain distributions, or transactions involving shareholders who previously purchased shares that were not subject to the transaction fee.

H. Other: At December 31, 1998, cost, unrealized appreciation, unrealized (de-preciation), and net unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                                       Net
                                                                    Unrealized
                                       Unrealized    Unrealized    Appreciation
Fund                         Cost     Appreciation (Depreciation) (Depreciation)
----                     ------------ ------------ -------------- --------------
International Fund.....  $304,548,775 $26,441,838   $(50,688,459)  $(24,246,621)
Emerging Markets Fund..   149,416,916  16,498,713    (23,182,966)    (6,684,253)

From time to time, certain Funds of the Trust have shareholders that hold a significant portion of a Fund's outstanding shares. Investment activities of these shareholders could have a material impact on those Funds.

At December 31, 1998, the International Fund and the Emerging Markets Fund had a capital loss carryforward of $12,730,319 and $19,631,279, respectively, to offset future capital gains which will expire from December 31, 1999 through 2006.

I. Subsequent Events:

 1. Euro conversion: On January 1, 1999, the European Monetary Union "EMU" plans to introduce a new single currency, the euro, which will replace the national currencies of the participating member nations. Until 2002, the national currencies will continue to exist, but exchange rates will be pegged to the euro. As of December 31, 1998, the eleven member nations are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, Netherlands, Portugal and Spain.


  The introduction of the euro is likely to affect all stages of the investment process, including trading, foreign exchange, custody, and accounting. Because this change to a single currency is new, the introduction of the euro may result in market volatility and may affect the business or financial condition of European issuers or of a Fund. In addition, while the conversion will eliminate currency risk among the participating nations, currency risk between the euro and the U.S. dollar remains a factor.

  While there can be no assurances that the conversion will not adversely affect the Funds, the Investment Adviser, Subadviser and the Funds' service providers are taking steps which they believe appropriate and reasonably address the issues involved in the introduction of the euro.

 2. Malaysian Exit Levy: On February 4, 1999, the Malaysian government announced that it is replacing the 12-month holding period imposed under the September 1, 1998 exchange control rules with a graduated exit tax. The new exit tax will allow repatriation subject to a levy. The amount of the levy and whether it is imposed on principal or capital gains will depend on a number of factors such as the holding period and whether specific investments were made before or after February 15, 1999 (the effective date of this new rule). In general, existing investments in Malaysia will be subject to a levy on repatriation of principal until September 1, 1999. Money invested in Malaysia after February 15, 1999 will not be subject to a levy on principal, however a profits tax of 30% for investments repatriated in less than one year and 10% for investments repatriated after one year will apply.

                   Report of Independent Public Accountants

To the Shareholders and Trustees of Hansberger Institutional Series:

  We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Hansberger Institutional Series, a Massachusetts Business Trust (comprising, respectively, the International Fund and the Emerging Markets Fund) as of December 31, 1998 and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Hansberger Institutional Series as of December 31, 1998, the results of their operations, the changes in their net assets and the financial highlights for the periods presented in conformity with generally accepted accounting principles.

                                      Arthur Andersen LLP

Boston, Massachusetts
February 5, 1999

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Federal Income Tax Information (Unaudited):

  For the year ended December 31, 1998, the Funds expect to pass through to shareholders foreign tax credits of approximately $616,719 and $53,915 for the International Fund and Emerging Markets Fund, respectively. In addition, for the year ended December 31, 1998, gross income derived from sources within foreign countries amounted to $3,944,391 and $707,647 for the International Fund and Emerging Markets Fund, respectively.

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